UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2010
DATE OF REPORTING PERIOD: November 1, 2009 through October 31, 2010

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Global Total Return Fund (CGO)

ANNUAL REPORT OCTOBER 31, 2010

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TABLE OF CONTENTS

Letter to Shareholders	1

The Calamos Closed-End Funds: An Overview	4

Investment Team Discussion	5

Schedule of Investments	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes In Net Assets	14

Statement of Cash Flows	15

Notes to Financial Statements	16

Financial Highlights	24

Report of Independent Registered Public Accounting Firm	25

Trustee Approval of Management Agreement	26

Tax Information	28

Trustees & Officers	29

About Closed-End Funds	31

Level Rate Distribution Policy	32

Automatic Dividend Reinvestment Plan	32

The Calamos Investments Advantage	34
Experience and Foresight

About Calamos Investments
For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Three are enhanced fixed-income offerings, which pursue high current income from income and capital gains. Two are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Calamos Global Total Return Fund (CGO), falls into this category. Please see page 4 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered low-volatility equity strategies, which seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.
Chairman, CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the year ended October 31, 2010. On behalf of the team here at Calamos, I appreciate the opportunity to correspond with you. I invite you to review this report, which includes market commentary and other insights from the investment team. This report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and asset allocation of your Fund.

As we will discuss at greater length in the commentary beginning on page 5, the Fund provided a steady stream of monthly distributions, as well as a total return that outpaced the broad global equity market, as represented by the MSCI World Index, a broad measure of the global stock market. We believe that this speaks to the merits of our innovative risk-conscious approach to pursuing total return and income—particularly given the persistently low interest rates in many areas of the fixed-income market.

CGO provided a steady distribution stream and gained more than the MSCI World Index during the reporting period. To us, this demonstrates the benefits of including income-oriented total return strategy within a long-term asset allocation.

A Focus on Steady Distributions
In this Fund, we employ a level rate distribution policy. This means that we endeavor to keep distributions consistent from month to month. We do this because we understand that many of our investors may prefer a steady stream of distributions, rather than distributions that fluctuate monthly. We therefore take a longer-term approach to setting the monthly distribution rate. We and the Fund’s Board of Trustees are steadfast in our commitment to providing a distribution that we believe is sustainable over the long term. We monitor the investment environment on an ongoing basis to ensure that the distribution rate is appropriate given the market opportunity.

Our Use of Leverage
We believe that this is an environment that is conducive to the prudent use of leverage, as a means of enhancing total return and supporting the Fund’s distribution rate. During the period, our use of leverage enhanced returns. We were able to borrow at attractive rates,

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	1

Letter to Shareholders

invest the proceeds and achieve a greater return than the cost of leverage. We intend to judiciously use leverage, provided that we believe it will benefit shareholders.

The Economic and Market Environment
Global equities posted strong gains over the period, with the MSCI World Index returning 13.32% and the S&P 500 Index earning 16.52%. Emerging markets performed even more robustly, climbing 23.89%, as measured by the MSCI Emerging Markets Index. Convertible securities and high-yield bonds joined equity markets in their advance over the reporting period. Convertible securities gained 20.66%, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index, while the Credit Suisse High Yield Index gained 18.47%. Within the convertible market, valuations continued to improve alongside a rising equity market, but remain attractive on the whole. In the high-yield market, investors’ thirst for yield in a global low interest-rate environment has helped elevate prices, as has a massive amount of new issuance, strong corporate results and the slowing pace of defaults. Against this backdrop, the lowest-quality issues performed with particular strength, as was also the case in the convertible market. We, however, believe that a more prudent approach is appropriate given our long-term focus and the potential for slower economic recovery. We intend to continue with our more conservative credit selection process.

Although the global equity, high-yield and convertible markets posted solid gains, the annual period was also notable for its volatility. Investors focused on economic concerns in European markets, such as Greece, and the potential for ripple effects across other economies. Unemployment and a slower economic recovery in the U.S. also remained at the forefront of investors’ considerations, as did the potential impact of health care legislation, stimulus spending, the deficit, additional quantitative easing (the practice of printing more money to stimulate spending), the election cycle and tax policy.

Yet, there were many positive developments. We have seen encouraging signs of global rebalancing: rebounding global trade, an increase in consumption and growth from emerging markets, and increased exports and deleveraging from developed markets. We’ve also seen a significant recovery in the velocity of money in the U.S. (a key measure of how rapidly money is flowing through the economy and a gauge of economic activity).

Staying Focused On Opportunity
I often have the privilege of speaking with investors in our funds, and I know that uncertainty and volatility are never comfortable. However, I have been investing for more than 40 years, first for my family and then for my clients. In all these years, I have yet to see a “normal” environment. To me, what this means is that volatility and uncertainty aren’t reasons for staying on the sidelines—they are instead reasons for taking a risk-conscious, thorough and long-term approach, which is what the investment team at Calamos does. As we assess the current environment, our team continues to find attractively valued securities, in the equity, convertible and high-yield markets. In particular, valuations in larger-capitalization growth-oriented stocks are more attractive than I’ve seen in more than 20 years.

2	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Letter to Shareholders

In this Fund, we are emphasizing larger-cap growth-oriented companies with global strategies and geographically diversified revenues to take advantage of a growing global economy. We are also favoring companies with reliable debt servicing, respectable balance sheets and prospects for sustainable growth. We utilize exacting proprietary credit research to balance risk and return considerations.

The Importance of Global Perspective
We believe that investors should think more globally than ever before. Our investment team is extremely excited about the investment potential that globalization has created, and we believe that globalization creates a very exciting environment for CGO as a global portfolio. While we are seeing more moderate growth in the U.S. economy, more rapid growth is occurring elsewhere, particularly in some of the developing markets, such as India and China. There are many powerful secular trends that we believe will drive global growth in decades to come. One of the most far-reaching is the growth of a middle class in developing markets. This mega-trend has tremendous implications for infrastructure building and consumer spending, among other factors. The growth in global economies is something that all countries can participate in.

We hope this report provides you a meaningful update about your investment in CGO. If you would like any information about the Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

We are honored that you have chosen Calamos to help you achieve your investment goals. We look forward to serving your needs in the years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	3

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into two broad categories: (1) enhanced fixed income and (2) total return. Funds in both groups provide a monthly distribution stream and invest in a combination of asset classes.

OBJECTIVE: ENHANCED FIXED INCOME	OBJECTIVE: TOTAL RETURN

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

Calamos Convertible and High Income Fund (Ticker: CHY)	Calamos Strategic Total Return Fund (Ticker: CSQ)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed-income securities, alternative investments and equities

Our Level Rate Distribution Policy
Investors often choose a closed-end fund because they seek a steady stream of income. In recognition of this, all five Calamos closed-end funds have adopted a level distribution policy. Our policy is to pay a distribution reflective of the funds’ past results and projected earnings potential through income as well as capital gains. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 32.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	4

Investment Team Discussion

GLOBAL TOTAL RETURN FUND
INVESTMENT TEAM DISCUSSION

TOTAL RETURN* AS OF 10/31/10
Common Shares – Inception 10/27/05
		Since
	1 Year	Inception**
On Market Price	19.49%	8.12%

On NAV	13.76%	9.11%

*Total return measures net investment income and net realized gain or loss from portfolio investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**	Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	22.2%

Materials	14.2

Health Care	12.8

Energy	11.8

Consumer Staples	9.4

Financials	7.2

Industrials	6.9

Consumer Discretionary	6.5

Telecommunication Services	1.8

Utilities	0.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the portfolio may hold.

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2010.

Q. Before discussing the performance of the Fund during the one-year period, please provide an overview of its strategy and role within an asset allocation.
A. Calamos Global Total Return Fund (CGO) is a global total return oriented offering that seeks to provide an attractive monthly distribution, as well as a more defensive approach to equity participation. Our goal is to position the portfolio to participate in global market upside, with potential downside protection that income-generating investments may provide.

We invest in a diversified portfolio of global equities, convertible securities and high-yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. The broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles.

We invest in both U.S. and non-U.S. companies, favoring companies with geographically diversified revenue streams and global business strategies. We emphasize companies with reliable debt servicing, respectable balance sheets, and sustainable prospects for growth.

Q. How did the Fund perform during the reporting period?
A. CGO gained 13.76% on a net asset value (NAV) basis for the one-year period ended October 31, 2010. On a market price basis, the Fund returned 19.49%. The Fund’s returns surpassed the broad equity market, as measured by the MSCI World Index, up 13.32%.

The Fund began the reporting period with a discount of -4.80% and ended the period trading at a parity to net asset value. Discount refers to the percentage that the Fund’s publicly traded price is relative to the market value or net asset value of the securities owned. We view the narrowing of the discount as a favorable recognition from the market for the Fund’s long-term performance and competitive income distributions.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/10

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	5

Investment Team Discussion

Q. Did the Fund provide steady distributions during the annual period?
A. The Fund provided shareholders with a steady distribution stream, with monthly distributions of $0.10000. The Fund’s current annualized distribution rate was 8.22% of market price as of the close of the reporting period.

We believe that this distribution level and rate are very competitive, given the broader economic and market conditions. Indeed, during the reporting period, very low interest rates and yields remained the norm throughout much of the global marketplace. As of the close of the reporting period, the dividend yield of stocks was quite low; for example, the dividend yield of the stocks in the S&P 500 Index was roughly 1.9%, on average. Ten-year U.S. Treasury bonds yielded 2.6% and 30-Year U.S. Treasury bonds yielded 4.0%.

Additionally, we would note that under its level rate distribution policy, the Fund distributes income and short-term capital gains on a monthly basis and long-term capital gains at the Fund’s fiscal year end and calendar year end.

Q. What is the difference between market return and NAV return?
A. Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as investor sentiment.

We believe that closed-end funds are best viewed as part of a long-term asset allocation strategy. In terms of assessing the performance of a closed-end fund, we believe that NAV returns are the more relevant measure. The Fund’s NAV return measures the gains or losses of the individual securities in the Fund’s portfolio. NAV return is a measure of the investment manager’s ability to capitalize on market opportunities.

Q. What were some of the most important factors influencing performance during the period?
A. As investors sought income in a low-rate environment, the Fund benefited from its stakes in high yield bonds and convertible securities as spreads compressed, driving prices up. However, this appetite for yield led investors to favor the most speculative tiers in the convertible and high yield securities markets. We, however, believe that income considerations must be measured against default risk, and that this analysis must be particularly rigorous in an economic environment where challenges still remain. Our goal is to invest in securities that provide a yield or distribution, while offering good prospects for longer-term total return. Given these considerations, the Fund was significantly underweighted in the lowest-quality issues that led in the convertible and high yield market. As long-term and risk-conscious investors, we believe that this positioning is appropriate in the current environment.

Turning to sector- and security-level influences, the Fund’s performance benefited from its positioning within the financials sector. During the period, both an underweight position relative to the MSCI World Index along with good investment selection within the sector proved advantageous. We remain cautious about the sector, given the potential risks that may remain in individual companies and our concerns around deleveraging and new regulations. Returns were also enhanced by our security selection within the health care sector. In contrast, an underweight position and security selection

6	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Investment Team Discussion

within the industrials hampered performance, as did overall security selection decisions within the Fund’s consumer staples stake.

Q. What is your outlook for the Fund?
A. We believe that CGO is well positioned for the road ahead and remains a compelling choice for investors seeking income, total return and a more defensive approach for equity market participation. While we believe that the Fund’s global multi-asset class approach is beneficial throughout market cycles, we believe it may be particularly important now. Unlike funds that invest in one type of fixed income security to generate income—for example, U.S. Treasury bonds or municipal bonds—this Fund has more sources from which to draw on for income potential. Moreover, the Fund’s investments in high-yield and convertible securities may be less sensitive to interest-rate increases compared to Treasury issues. We believe that this will be essential, given our concerns about the impact that quantitative easing and government debt build-up could have on the Treasury market.

We also believe that the Fund’s ability to invest globally is a decided benefit. As was discussed in the opening letter, globalization provides us with a wide pool of opportunities. We believe that the Fund’s global focus enhances our ability to uncover the most attractive investments for the Fund, while enhancing the ways we can manage risk and return characteristics.

Using our highly selective approach, we continue to find attractive opportunities in the global equity, convertible and fixed income markets. We believe that our risk-conscious approach will serve the Fund in good stead—including our emphasis on companies with respectable balance sheets, good business strategies and where possible, globally diversified revenues.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	7

Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
CORPORATE BONDS (15.8%)

		Consumer Discretionary (4.2%)
700,000		NetFlix, Inc.mu 8.500%, 11/15/17	$787,500
2,000,000		Royal Caribbean Cruises, Ltd.µ 7.250%, 06/15/16	2,190,000
2,000,000		Service Corp. Internationalµ 7.500%, 04/01/27	1,985,000

			4,962,500

		Consumer Staples (0.2%)
230,000		Del Monte Foods Company~ 7.500%, 10/15/19	253,575

		Energy (2.2%)
620,000		Frontier Oil Corp.µ 8.500%, 09/15/16	655,650
1,000,000		Petroplus Holdings, AG* 6.750%, 05/01/14	960,000
750,000		Petróleo Brasileiro, SAµ 8.375%, 12/10/18	964,854

			2,580,504

		Financials (0.9%)
920,000		Leucadia National Corp.µ 8.125%, 09/15/15	1,008,550

		Health Care (1.7%)
1,800,000		HCA, Inc.~ 9.250%, 11/15/16	1,953,000

		Industrials (1.9%)
1,800,000		H&E Equipment Services, Inc.µ 8.375%, 07/15/16	1,827,000
410,000		SPX Corp.~ 7.625%, 12/15/14	457,150

			2,284,150

		Materials (1.9%)
2,000,000		Mosaic Companyµ* 7.625%, 12/01/16	2,171,998

		Telecommunication Services (2.3%)
1,700,000		Frontier Communications Corp.~ 9.000%, 08/15/31	1,904,000
750,000		Windstream Corp.~ 8.625%, 08/01/16	800,625

			2,704,625

		Utilities (0.5%)
1,000,000		Energy Future Holdings Corp.~ 10.250%, 11/01/15	625,000

		TOTAL CORPORATE BONDS (Cost $17,455,001)	18,543,902

CONVERTIBLE BONDS (27.3%)

		Consumer Staples (0.6%)
700,000		Archer-Daniels-Midland Companyµ 0.875%, 02/15/14	742,875

		Energy (2.9%)
1,800,000		Acergy, SA 2.250%, 10/11/13	2,022,227
1,400,000		Petrominerales, Ltd. 2.625%, 08/25/16	1,422,750

			3,444,977

		Financials (0.7%)
700,000		Leucadia National Corp.µ 3.750%, 04/15/14	885,500

		Health Care (3.4%)
1,750,000		Medtronic, Inc.µ 1.625%, 04/15/13	1,769,687
760,000		Shire, PLC 2.750%, 05/09/14	774,336
1,200,000		Teva Pharmaceutical Industries, Ltd.µ 0.250%, 02/01/26	1,419,000

			3,963,023

		Information Technology (8.4%)
1,700,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	2,981,999
2,718,000	EUR	Cap Gemini, SAµ 1.000%, 01/01/12	1,664,459
1,175,000		Intel Corp. 3.250%, 08/01/39	1,399,719
680,000		Rovi Corp.* 2.625%, 02/15/40	855,950
630,000		Symantec Corp.µ 1.000%, 06/15/13	709,537
1,930,000		Xilinx, Inc.* 2.625%, 06/15/17	2,224,325

			9,835,989

		Materials (11.3%)
1,000,000		Anglo American, PLC 4.000%, 05/07/14	1,784,390
1,300,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	1,583,847
2,800,000		Goldcorp, Inc.~ 2.000%, 08/01/14	3,468,500
2,420,000		Newmont Mining Corp.µ 3.000%, 02/15/12	3,369,850
		Sino-Forest Corp.µ*
1,000,000		5.000%, 08/01/13	1,220,000
580,000		4.250%, 12/15/16	695,275

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	8

Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
1,140,000		Sterlite Industries, Ltd.µ 4.000%, 10/30/14	$1,132,875

			13,254,737

		TOTAL CONVERTIBLE BONDS (Cost $30,131,904)	32,127,101

U.S. GOVERNMENT AND AGENCY SECURITY (0.9%)
1,100,000		United States Treasury Note~ 0.875%, 02/28/11 (Cost $1,102,497)	1,102,707

SOVEREIGN BONDS (5.7%)
1,500,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	1,533,147
250,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,494,892
1,450,000	CAD	Government of Canada 2.000%, 12/01/14	1,433,764
930,000	NZD	Government of New Zealand 6.000%, 04/15/15	750,792
8,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	1,481,452

		TOTAL SOVEREIGN BONDS (Cost $6,332,703)	6,694,047

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (8.0%)

		Consumer Staples (1.6%)
44,650		Archer-Daniels-Midland Companyµ 6.250%	1,929,773

		Energy (1.4%)
27,500		Apache Corp. 6.000%	1,613,906

		Financials (2.3%)
17,000		American International Group, Inc.µ 8.500%	124,950
2,000		Bank of America Corp.µ 7.250%	1,894,000
700		Wells Fargo & Company 7.500%	700,000

			2,718,950

		Materials (2.7%)
34,800		Vale, SA 6.750%	3,179,421

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,543,162)	9,442,050

NUMBER OF
UNITS			VALUE
STRUCTURED EQUITY-LINKED SECURITIES (2.6%) +*

		Energy (1.9%)
15,500		BNP Paribas, SA (ENSCO, PLC) 11.000%, 11/22/10	724,935
7,800		Deutsche Bank, AG (Apache Corp.) 12.000%, 12/21/10	756,990
11,500		JPMorgan Chase & Company (Devon Energy Corp.) 12.000%, 02/02/11	738,990

			2,220,915

		Materials (0.7%)
18,000		Credit Suisse Group (Barrick Gold Corp.) 11.000%, 11/16/10	806,940

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $2,868,170)	3,027,855

NUMBER OF
SHARES			VALUE
COMMON STOCKS (63.3%)

		Consumer Discretionary (3.9%)
66,500	CHF	Swatch Group, AG	4,623,979

		Consumer Staples (9.3%)
33,000		Coca-Cola Companyµ	2,023,560
128,000	GBP	Diageo, PLCµ	2,361,293
55,000	CHF	Nestlé, SAµ	3,012,597
46,000	SEK	Swedish Match, AB	1,286,844
41,500		Wal-Mart Stores, Inc.µ	2,248,055

			10,932,349

		Energy (6.4%)
90,000	GBP	AMEC, PLCµ	1,565,459
955,000	HKD	CNOOC, Ltd.	1,993,771
70,000		Halliburton Companyµ	2,230,200
21,000	EUR	Technip, SA	1,769,105

			7,558,535

		Financials (5.1%)
70,300	GBP	Schroders, PLC	1,777,121
225,000	SGD	Singapore Exchange, Ltd.	1,533,130
91,000	GBP	Standard Chartered, PLC	2,632,163
11,375	GBP	Standard Chartered, PLC – rights#	95,781

			6,038,195

9	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
		Health Care (11.0%)
29,000		Alcon, Inc.µ	$4,863,880
39,000		Johnson & Johnsonµ	2,483,130
16,500		Medtronic, Inc.µ	580,965
40,000	DKK	Novo Nordisk, A/S - Class Bµ	4,200,075
37,500	GBP	Shire, PLC	880,017

			13,008,067

		Industrials (6.7%)
163,000	CHF	ABB, Ltd.µ#	3,376,337
52,000		General Electric Companyµ	833,040
12,700	EUR	Schneider Electric, SA	1,804,428
16,000	EUR	Siemens, AG	1,825,837

			7,839,642

		Information Technology (19.6%)
880,000	GBP	ARM Holdings, PLC	5,137,658
117,000	GBP	Autonomy Corp., PLCµ#	2,739,421
37,000	JPY	Canon, Inc.µ	1,703,231
130,000		Dell, Inc.µ#	1,869,400
49,000		Infosys Technologies, Ltd.µ	3,304,560
54,000		Microsoft Corp.µ	1,438,560
7,500	JPY	Nintendo Company, Ltd.µ	1,936,625
175,000	EUR	Nokia, OYJµ	1,879,393
35,000		QUALCOMM, Inc.µ	1,579,550
28,000	EUR	SAP, AG	1,458,769

			23,047,167

		Materials (1.3%)
4,200		Freeport-McMoRan Copper & Gold, Inc.	397,656
25,000	CAD	Teck Resources, Ltd. - Class B	1,117,757

			1,515,413

		TOTAL COMMON STOCKS (Cost $72,514,131)	74,563,347

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.5%)#

		Other (0.5%)
		iShares MSCI EAFE Index Fund
5,550		Put, 12/18/10, Strike $52.00	333,000
2,100		Put, 01/22/11, Strike $47.00	92,400
		SPDR Trust Series 1
880		Put, 12/18/10, Strike $108.00	80,080
330		Put, 12/31/10, Strike $104.00	25,575

		TOTAL PURCHASED OPTIONS (Cost $3,314,781)	531,055

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (1.3%)
1,587,401		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,587,401)	1,587,401

TOTAL INVESTMENTS (125.4%) (Cost $144,849,750)			147,619,465

LIABILITIES, LESS OTHER ASSETS (-25.4%)			(29,888,918)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$117,730,547

NUMBER OF
CONTRACTS			VALUE
WRITTEN OPTION (1.0%)#

		Other (-1.0%)
2,000		iShares MSCI EAFE Index Fund Call, 12/18/10, Strike $52.00 (Premium $492,641)	(1,120,000)

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $70,588,976.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities aggregate a total value of $10,474,336.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $8,983,405 or 7.6% of net assets applicable to common shareholders.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	10

Schedule of Investments October 31, 2010

NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date on the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

						UNREALIZED
	FIXED RATE		FLOATING RATE	TERMINATION	NOTIONAL	APPRECIATION/
COUNTERPARTY	(FUND PAYS)		(FUND RECEIVES)	DATE	AMOUNT	(DEPRECIATION)
BNP Paribas, SA	2.5350% Qu	arterly	3 month LIBOR	03/09/14	$12,000,000	$(732,066)
BNP Paribas, SA	2.0200% Qu	arterly	3 month LIBOR	03/09/12	8,000,000	(198,573)
BNP Paribas, SA	1.8525% Qu	arterly	3 month LIBOR	09/14/12	7,000,000	(197,768)

						$(1,128,407)

CURRENCY EXPOSURE
OCTOBER 31, 2010

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$84,448,169	57.6%

British Pound Sterling	20,170,912	13.8%

Swiss Franc	11,012,913	7.5%

European Monetary Unit	10,401,991	7.1%

Danish Krone	4,200,075	2.9%

Japanese Yen	3,639,856	2.5%

Canadian Dollar	2,551,521	1.7%

Hong Kong Dollar	1,993,771	1.4%

Australian Dollar	1,533,147	1.1%

Singapore Dollar	1,533,130	1.0%

Brazilian Real	1,494,892	1.0%

Norwegian Krone	1,481,452	1.0%

Swedish Krona	1,286,844	0.9%

New Zealand Dollar	750,792	0.5%

Total Investments Net of Written Options	$146,499,465	100.0%

Currency exposure may vary over time.

11	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  October 31, 2010

ASSETS
Investments in securities, at value (cost $144,849,750)	$147,619,465
Receivables:
Accrued interest and dividends	1,020,933
Investments sold	1,517,502
Prepaid expenses	7,321
Other assets	50,769

Total assets	150,215,990

LIABILITIES
Options written, at value (premium $492,641)	1,120,000
Unrealized depreciation on interest rate swaps	1,128,407
Payables:
Note payable	30,000,000
Affiliates:
Investment advisory fees	125,342
Deferred compensation to trustees	50,769
Financial accounting fees	1,426
Trustees’ fees and officer compensation	212
Other accounts payable and accrued liabilities	59,287

Total liabilities	32,485,443

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$117,730,547

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 8,063,371 shares issued and outstanding	$114,089,591
Undistributed net investment income (loss)	(135,120)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	2,739,571
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and interest rate swaps	1,036,505

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$117,730,547

Net asset value per common shares based upon 8,063,371 shares issued and outstanding	$14.60

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	12

Statement of Operations  Year Ended October 31, 2010

INVESTMENT INCOME
Interest	$3,335,610
Dividends	2,846,110
Dividend taxes withheld	(108,379)

Total investment income	6,073,341

EXPENSES
Investment advisory fees	1,437,419
Interest expense and related fees	641,491
Printing and mailing fees	52,028
Transfer agent fees	30,372
Custodian fees	26,771
Legal fees	25,767
Audit fees	25,538
Registration fees	23,808
Trustees’ fees and officer compensation	23,294
Accounting fees	17,269
Financial accounting fees	16,427
Other	19,582

Total expenses	2,339,766

NET INVESTMENT INCOME (LOSS)	3,733,575

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	9,721,420
Purchased options	(1,233,575)
Foreign currency transactions	1,777
Written options	(900,339)
Interest rate swaps	(510,944)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	7,377,574
Purchased options	(2,231,782)
Foreign currency translations	16,842
Written options	(324,006)
Interest rate swaps	(857,847)

NET GAIN (LOSS)	11,059,120

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$14,792,695

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	13

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2010	2009
OPERATIONS
Net investment income (loss)	$3,733,575	$4,178,171
Net realized gain (loss)	7,078,339	5,208,436
Change in unrealized appreciation/(depreciation)	3,980,781	22,814,260

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	14,792,695	32,200,867

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(9,638,218)	(9,361,460)
Net realized gains	—	(698,540)

Net decrease in net assets from distributions to common shareholders	(9,638,218)	(10,060,000)

CAPITAL STOCK TRANSACTIONS
Proceeds from common shares sold	222,343	—
Offering costs on common shares	(76,561)	(46,028)
Reinvestment of distributions resulting in the issuance of common stock	416,089	163,025

Net increase (decrease) in net assets from capital stock transactions	561,871	116,997

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	5,716,348	22,257,864

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	$112,014,199	$89,756,335

End of year	117,730,547	112,014,199

Undistributed net investment income (loss)	$(135,120)	$(586,291)

14	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows  Year Ended October 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$14,792,695
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(131,106,910)
Net proceeds from disposition of short term investments	684,484
Proceeds paid on closing written options	(3,622,972)
Proceeds from disposition of investment securities	138,771,720
Premiums received from written options	1,484,877
Amortization and accretion of fixed-income securities	(457,895)
Net realized gains/losses from investments, excluding purchased options	(9,721,420)
Net realized gains/losses from purchased options	1,233,575
Net realized gains/losses from written options	900,339
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(7,377,574)
Change in unrealized appreciation or depreciation on purchased options	2,231,782
Change in unrealized appreciation or depreciation on written options	324,006
Change in unrealized appreciation or depreciation on interest rate swaps	857,847
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(23,094)
Prepaid expenses	(2,094)
Other assets	(13,994)
Increase/(decrease) in liabilities:
Payables to affiliates	16,860
Other accounts payable and accrued liabilities	3,626

Net cash provided by/(used in) operating activities	$8,975,858

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common shares sold	222,343
Offering costs related to common shares sold	(76,561)
Distributions to common shareholders	(9,222,129)

Net cash provided by/(used in) financing activities	$(9,076,347)

Net increase/(decrease) in cash and foreign currency*	$(100,489)

Cash and foreign currency at beginning of year	$100,489

Cash at end of year	$—

Supplemental disclosure
Cash paid for interest and related fees	$639,767

Non-cash financing activities not included herein consists of reinvestment of dividends and distributions of:	$416,089

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $111.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	15

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies
Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

16	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, as there are no interim additions, reductions or settlements. Tax years 2006 — 2009 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	17

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $50,769 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2010. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2010.

Note 3 – Investments
The cost of purchases and proceeds from sale of long-term investments, for the year ended October 31, 2010 were as follows:

Cost of purchases	$115,947,048
Proceeds from sales	130,189,631

The following information is presented on a federal income tax basis as of October 31, 2010. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2010 was as follows:

Cost basis of Investments	$144,654,376

Gross unrealized appreciation	14,197,828
Gross unrealized depreciation	(11,232,739)

Net unrealized appreciation (depreciation)	$2,965,089

18	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes
For the year ended October 31, 2010, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	6,355,814
Accumulated net realized gain/(loss) on investments	(6,355,814)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2010	OCTOBER 31, 2009
Distributions Paid from:
Ordinary income	$9,638,218	$9,361,460
Long-term capital gains	—	698,540

As of October 31, 2010, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$687,253
Undistributed capital gains	1,768,369

Total undistributed earnings	2,455,622
Accumulated capital and other losses	—
Net unrealized gains/(losses)	1,231,879

Total accumulated earnings/(losses)	3,687,501
Other	(46,545)
Paid-in capital	114,089,591

Net assets applicable to common shareholders	$117,730,547

Note 5 – Common Shares
There are unlimited common shares of beneficial interest authorized and 8,063,371 shares outstanding at October 31, 2010. Calamos Advisors owned 8,467 of the outstanding shares at October 31, 2010. Transactions in common shares were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2010	OCTOBER 31, 2009
Beginning shares	8,019,138	8,006,981
Shares sold	15,211	—
Shares issued through reinvestment of distributions	29,022	12,157

Ending shares	8,063,371	8,019,138

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	19

Notes to Financial Statements

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the fiscal year had net proceeds received in excess of net asset value of $1,796.

Note 6 – Derivative Instruments
Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at October 31, 2010.

Equity Risk. The Fund engages in option transactions and in doing so achieves the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2010, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended October 31, 2010, the Fund had the following transactions in options written:

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Options outstanding at October 31, 2009	6,250	$1,730,397
Options written	7,400	1,484,877
Options closed	(11,650)	(2,722,633)
Options exercised	—	—
Options expired	—	—

Options outstanding at October 31, 2010	2,000	$492,641

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or

20	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

loss is recorded in net realized gain (loss) from interest rate Swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2010, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by gross value as of October 31, 2010:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS &		STATEMENT OF ASSETS &
	LIABILITIES LOCATION	VALUE	LIABILITIES LOCATION	VALUE
Derivative Type:
Equity-Purchased options	Investments in securities	$531,055	Written options	$1,120,000
Interest Rate Swaps	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	1,128,407

Volume of Derivative Activity for the Twelve Months Ended October 31, 2010*

Equity:
Purchased options	12,190
Written options	7,400

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

Note 7 – Borrowings
The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $59,000,000 and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. For the year ended October 31, 2010, the average borrowings under the Agreement and the average interest rate were $30,000,000 and 1.31%, respectively. As of October 31, 2010, the amount of such outstanding borrowings is $30,000,000. The interest rate applicable to the borrowings on October 31, 2010 was 1.24%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	21

Notes to Financial Statements

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings.

Note 8 – Structured Equity-Linked Securities
The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statement of Operations.

Note 9 – Valuations
Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities (including U.S. government and government agency obligations) are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

22	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	GLOBAL TOTAL RETURN FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$18,543,902	$—	$18,543,902
Convertible Bonds		32,127,101		$32,127,101
U.S. Government and Agency Securities		1,102,707		$1,102,707
Sovereign Bonds		6,694,047		$6,694,047
Convertible Preferred Stocks	7,828,144	1,613,906		$9,442,050
Structured Equity-Linked Securities		3,027,855		$3,027,855
Common Stocks	25,066,094	49,497,253		$74,563,347
Purchased Options	531,055			$531,055
Short Term Investment	1,587,401			$1,587,401

	$35,012,694	$112,606,771	$—	$147,619,465

Liabilities:
Written Options	1,120,000			$1,120,000
Interest Rate Swaps		1,128,407		$1,128,407

Total	$1,120,000	$1,128,407	$—	$2,248,407

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	23

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended October 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$13.97		$11.21	$21.05	$16.31	$14.29

Income from investment operations:
Net investment income (loss)	0.46	**	0.52 **	0.74 **	0.96 **	0.86

Net realized and unrealized gain (loss)	1.38		3.51	(9.00)	5.38	2.40

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	(0.09)	(0.39)	(0.29)

Net realized gains (common share equivalent basis)	—		—	(0.09)	— (a)	—

Total from investment operations	1.84		4.03	(8.44)	5.95	2.97

Less distributions to common shareholders from:
Net investment income	(1.20)		(1.17)	(1.15)	(1.09)	(0.65)

Net realized gains	—		(0.09)	(0.23)	(0.12)	(0.19)

Capital charge resulting from issuance of common and preferred shares and related offering costs	(0.01)		(0.01)	(0.02)	—	(0.11)

Premiums from shares sold in at the market offerings	—	(a)	—	—	—	—
Net asset value, end of period	$14.60		$13.97	$11.21	$21.05	$16.31

Market value, end of period	$14.60		$13.30	$9.54	$19.51	$15.62

Total investment return based on:(b)
Net asset value	13.76%		40.32%	(41.78% )	38.30%	20.77%

Market value	19.49%		56.98%	(46.54% )	33.84%	10.19%

Net assets, end of period (000)	$117,731		$112,014	$89,756	$168,551	$130,588

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$—	$59,000	$59,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	2.06%		2.43%	2.28%	1.72%	1.70%

Gross expenses prior to expense reductions and earnings credits(c)	2.06%		2.44%	2.29%	1.72%	1.70%

Net expenses, excluding interest expense	1.49%		1.55%	1.69%	1.72%	1.70%

Net investment income (loss)(c)	3.28%		4.34%	4.08%	5.37%	5.57%

Preferred share distributions	—%		—%	0.52%	2.17%	1.89%

Net investment income (loss), net of preferred share distributions from net investment income	4.01%		4.34%	3.56%	3.20%	3.68%

Portfolio turnover rate	86%		65%	82%	85%	32%

Average commission rate paid	$0.0117		$0.0167	$0.0830	$0.0377	$0.0258

Asset coverage per preferred share, at end of period(d)	$—		$—	$—	$96,423	$80,358

Asset coverage per $1,000 of loan outstanding(e)	$4,924		$4,734	$3,493	$—	$—

**	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

24	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Global Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of October 31, 2010, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 17, 2010

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	25

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 9, 2010, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2011, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the advisor, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board noted the significant personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2010. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered the Fund’s net asset value performance, noting that the Fund outperformed its Universe Median during the three-year period, although it underperformed its Universe Median during the one-year period.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and

26	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate after reimbursement is equal to the median of the Fund’s Expense Group, although the Fund’s total expense ratio is higher than the median of the Fund’s Expense Group. The Board also considered, however, that the Fund’s contractual management fee rate at a common asset level is equal to the median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that the Adviser’s assertion that although, generally, the rates of fees paid by those clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies. In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund has had a relatively stable asset base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	27

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $1,854,319 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2010.

Under Section 854(b)(2) of the Code, the Fund hereby designates 7.17% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2010.

28	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Trustees & Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below, or until such trustee’s earlier resignation, death or removal.

The following table sets forth each trustee’s name, age at October 31, 2010, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		PORTFOLIOS IN
		FUND COMPLEX∧	PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITION(S) WITH TRUST	OVERSEEN	AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 70*	Trustee and President (since inception) Term Expires 2011	20	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Weston W. Marsh, 60	Trustee (since inception) Term Expires 2013	20	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 60	Trustee (since inception) Term Expires 2012	20	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 59	Trustee (since inception) Term Expires 2011	20	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm); Director, PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 66	Trustee (since inception); Lead Independent Trustee (since 2005) Term Expires 2013	20	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation, and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 66	Trustee (since 2006) Term Expires 2012	20	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 100 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees, and is available without charge and upon request by calling 800.582.6959.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	29

Trustees & Officers (Unaudited)

OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2010, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITION(S) WITH TRUST	DURING PAST 5 YEARS
Nimish S. Bhatt, 47	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004)

James J. Boyne, 44	Vice President (since 2008)	President of Distribution and Operations, CAM, Calamos Advisors and CFS (since 2009); Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Nick P. Calamos, 49	Vice President (since 2004)	President of Investments and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

J. Christopher Jackson, 59	Vice President and Secretary (since 2010)*	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 59	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006))

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

*	Subsequent to October 31, 2010, Mr. Jackson was appointed Secretary of the Trust.

Results of Annual Meeting
The Fund held its annual meeting of shareholders on July 9, 2010. The purpose of the annual meeting was to elect two Independent Trustees to the Fund’s board of trustees for a three year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. Weston M. Marsh and Mr. Stephen B. Timbers were nominated for reelection as Trustees, and were elected as such by a plurality vote as follows:

			BROKER NON-VOTES
TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	AND ABSTENTIONS
Weston M. Marsh	7,099,462	103,016	0
Stephen B. Timbers	7,105,858	96,620	0

Messrs. J. Calamos Sr., Neal, Rybak, and Tripples’ terms of office as Trustees continued after the meeting.

30	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND

Issues new shares on an ongoing basis	Generally issues a fixed number of shares

Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds

Sold at NAV plus any sales charge	Price determined by the marketplace

Sold through the fund’s distributor	Traded in the secondary market

Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	31

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by BNY Mellon Asset Servicing, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

32	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	33

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

34	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

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STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
PERSONAL ASSISTANCE: 800.582.6959
Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions, perform transactions or address issues concerning your Calamos Fund.
YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2010, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 21, 2010, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on From N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.432.8224

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

TRANSFER AGENT:
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
K&L Gates LLP
Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2010 Calamos Holdings LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Holdings LLC.

CGOANR 2706 2010

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $28,872 and $14,089 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $9,775 and $9,925 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $5,420 and $1,997 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
          The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
          The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)-(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $5,420 and $1,997 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) As of October 31, 2010, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:
During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and President of Investments and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. Dino Dussias joined Calamos Advisors in October 1995 and has been a senior strategy analyst since April 2007. Christopher Hartman joined Calamos Advisors in February 1997 and has been a senior strategy analyst since May 2007. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Bryan Lloyd joined Calamos Advisors in October 2003 and has been a senior strategy analyst since June 2006. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002. Joe Wysocki joined Calamos Advisors in October 2003 and has been a senior strategy analyst since February 2007.
(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Number of other accounts managed and assets by account type as of October 31, 2010

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Nick P. Calamos	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
John P. Calamos, Jr.	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Dino Dussias	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Christopher Hartman	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
John Hillenbrand	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Steve Klouda	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Bryan Lloyd	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Jeff Scudieri	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Jon Vacko	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Joe Wysocki	25	25,745,493,202	11	1,047,239,868	8,309	5,888,216,756
Number of Accounts and Assets for which Advisory Fee is Performance Based as of: October 31, 2010

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	375,371,500	1	19,431,293	0	—
Nick P. Calamos	3	375,371,500	1	19,431,293	0	—
John P. Calamos, Jr.	3	375,371,500	1	19,431,293	0	—
Dino Dussias	3	375,371,500	1	19,431,293	0	—
Christopher Hartman	3	375,371,500	1	19,431,293	0	—
John Hillenbrand	3	375,371,500	1	19,431,293	0	—
Steve Klouda	3	375,371,500	1	19,431,293	0	—
Bryan Lloyd	3	375,371,500	1	19,431,293	0	—
Jeff Scudieri	3	375,371,500	1	19,431,293	0	—
Jon Vacko	3	375,371,500	1	19,431,293	0	—
Joe Wysocki	3	375,371,500	1	19,431,293	0	—

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.
(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2010, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.
(a)(4) As of October 31, 2010, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $1,000,000
Nick P. Calamos	None
John P. Calamos, Jr.	None
Dino Dussias	None
Christopher Hartman	None
John Hillenbrand	None
Steve Klouda	None
Bryan Lloyd	None
Jeff Scudieri	None
Jon Vacko	None
Joe Wysocki	None
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.
(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund
By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2010

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 21, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2010

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 21, 2010